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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                NCR Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)
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Welcome to American Stock Transfer & Trust Company's telephonic proxy voting system. To utilize this service, you must have a touch-tone phone. If you do not have a touch-tone phone, please mail your proxy in the business reply envelope that accompanied the proxy material.

Please enter the 11 digit control number that is indicated on your proxy card. [Pause]

The control number you entered indicates you are a shareholder of NCR
Corporation.

If you wish to vote in accordance with management's recommendations, press 1. If you wish to vote on each proposal individually, press 2.

[Selection 1]
You have elected to vote in accordance with management's recommendations. If this is correct, press 1.
If this is incorrect, press 2.

[Selection 2]
You have elected to vote on each proposal individually. The first proposal to be voted upon is the election of directors. You may cast your vote for all nominees or you may withhold authority to vote for all nominees. If you wish to
withhold authority to vote for a particular nominee, you must vote by mail.   To
vote for all nominees, press 1. To withhold authority to vote from all nominees, press 2.

     [selection 1]
     You have selected to vote for all nominees.
     If this is correct, press 1.
     If this is incorrect, press 2.

     [selection 2]
     You have elected to withhold from all nominees.
     If this is correct, press 1.
     If this is incorrect, press 2.

The last proposal to be voted on is proposal number 2. You may vote for or against the proposal, or you may abstain.
To vote for the proposal, press 1.
To vote against the proposal, press 2
To abstain, press 3.

     [Selection 1]
     You have elected to vote in favor of this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.
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     [Selection 2]
     You have elected to vote against this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.

     [Selection 3]
     You have elected to abstain on this proposal.
     If this is correct, press 1.
     If this is incorrect, press 2.

Your vote is confirmed.

Thank you for using the American Stock Transfer & Trust Company telephonic proxy voting system for NCR Corporation. If you wish to vote on a proxy for another company, press one. Otherwise, please hang up.